SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2010 (August 5, 2010)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

At a regular meeting of the Board of Directors (the “Board”) of Torchmark Corporation (the “Company”) held on August 5, 2010, the Board adopted certain amendments to the Company’s Amended and Restated By-Laws (as amended, the “By-Laws”) and restated the By-Laws. The amendments to the Company’s By-Laws became effective immediately upon their adoption by the Board. The most significant changes to the By-Laws include:

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Article II, Section 2 (Stockholders – Special Meetings). This section has been added to allow special meetings of stockholders to be called either by a majority of the whole Board or by the Chairman or Secretary upon the written request of 25% of the total voting power of outstanding shares held by record stockholders. The section also sets forth the procedures that must be followed in order to call a special meeting, including, among other things, the establishment of a record date to determine which stockholders are entitled to request a special meeting. Formerly, the By-Laws provided that special stockholder meetings could be called only by a majority of the entire Board.

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Article II, Section 9 (Stockholders – Action by Consent of Stockholders). This section has been added to permit stockholders to take action by written consent and sets forth the procedures to be followed in order to take such action, including the procedures for fixing a record date in order to determine the stockholders entitled to take such action. This section provides generally that stockholders are permitted to take action by written consent if the consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and the consent is properly delivered to the Company. Formerly, the By-Laws prohibited stockholders from taking action by written consent.

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Article III, Section 1 (Directors – Number, Election and Terms). This section has been revised to provide that directors will be elected by a majority of the votes cast in an uncontested director election. In a contested election of directors, directors will be elected by a plurality vote. Formerly, all directors were elected by a plurality vote.

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Article II, Section 10 (Stockholders – Proper Business at Annual Meetings). This section has been added in order to set forth procedures by which a stockholder may bring business (other than the nomination of a person for election as a director, which is governed by Article III, Section 2 of the By-Laws) before an annual meeting of stockholders. Among other things, in order to bring such business, the stockholder must provide written notice properly furnished to the Company no earlier than 120 days and no later than 75 days before the first anniversary of the prior year’s annual meeting and must provide certain information to the Company regarding, among other things, the business to be brought before the meeting and any material interest in such business of such stockholder and certain related persons. The procedural requirements of the section do not affect the rights of stockholders to request inclusion of proposals in the Company’s proxy statement under applicable rules of the Securities and Exchange Commission. Formerly, the By-Laws provided that no business other than that stated in the notice from the Company to stockholders could be transacted at any stockholder meeting without the unanimous written consent of all stockholders entitled to vote at the meeting.

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Article III, Section 2 (Directors – Nomination Procedures). This section has been added in order set forth the procedures by which a stockholder may nominate a person for election to the Board at an annual or special meeting of stockholders. Among other things, in order to nominate a person for election, the stockholder must provide written notice properly furnished to the Company, in the case of an annual meeting, no earlier than 120 days and no later than 75 days before the first anniversary of the prior year’s annual meeting, and must provide certain information to the Company regarding the stockholder and the nominee. Formerly, the By-Laws provided that no business other than that stated in the notice from the Company could be transacted at any stockholder meeting without the unanimous written consent of all stockholders entitled to vote at the meeting.

Other changes to the By-Laws include:

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Article II, Section 3 (Stockholders – Quorum; Adjournment) – This section has been revised to define a quorum for the transaction of business at a stockholder meeting as the presence in person or by proxy of the holders of a majority of the “voting power” of all outstanding shares entitled to vote at the meeting, rather than a majority of the outstanding shares “entitled to vote.” This language was revised to take into account any as converted voting rights that preferred stockholders might have in the future, and does not reflect a change in the quorum requirement. Additionally, the By-Laws have been revised to provide that, where a quorum is not present at a stockholder meeting, either the chairperson of the meeting or the holders of a majority of the voting power of the shares present may adjourn the meeting. This section further clarifies the procedures when a meeting is adjourned.

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Article II, Section 4 (Stockholders – Voting Rights; Proxies). This section has been revised to provide that a proxy may be voted for up to three years from its date (unless the proxy provides for a longer period). The By-Laws previously did not permit proxies to be voted more than 11 months after their date (unless a longer period was provided for in the proxy).

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Article II, Section 5 (Stockholders – Vote Required). This section clarifies that, except where a different vote is required by the Company’s Certificate of Incorporation, the By-Laws (including with respect to director elections), applicable stock exchange rules or law, all matters at stockholder meetings are to be determined by a “majority of votes cast affirmatively or negatively.” The By-Laws previously provided that all matters other than director elections were to be “decided by a majority vote.”

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Article II, Section 6 (Stockholders – Stockholder List). This section has been revised to reflect the possibility under Delaware law that the Company may elect to fix different record dates for purposes of determining those stockholders entitled to notice of a stockholder meeting and those stockholders entitled to vote at such meeting. The section provides that where the record date for determining stockholders entitled to vote at the meeting is less than ten days prior to the date of such meeting, the stockholder list will reflect stockholders entitled to vote as of the tenth day prior to the meeting.

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Article II, Section 7 (Stockholders – Notice of Meetings). This section has been revised to address the possibility of split record dates for determining stockholders entitled to notice of and to vote at stockholder meetings.

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Article II, Section 8 (Stockholders – Organization). This section has been revised to provide for the selection of a chairperson to preside over stockholder meetings, and that such chairperson shall determine the order of business and meeting procedures at such meetings. This section previously specified an exact order of business for each annual stockholder meeting.

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Article III, Section 4 (Directors – Newly Created Directorships; Vacancies and Removal). This section has been revised to clarify that newly created directorships and vacancies are filled by the affirmative vote of a majority of directors then in office (even if less than a quorum) and not by stockholders. If all directors have been removed, vacancies are filled by the affirmative vote of holders of a majority of voting power of shares entitled to vote thereon at a meeting.

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Article III, Section 6 (Directors – Designation of Committee Members). This section has been revised to provide that members of Board committees are appointed by a majority vote at a duly held Board meeting and not by a majority vote of the entire Board. This section, consistent with Delaware law, now also allows the Board to designate alternate members of Board committees to replace absent or disqualified members of a committee. Additionally, consistent with Delaware law, in the absence or disqualification of a member of a committee and any alternate member in his or her place, the members of the committee present and not disqualified from voting (even if less than a quorum) may by unanimous vote appoint another member to the committee. In connection with the changes to this section, the Board also adopted resolutions electing for the Company to be governed by Section 141(c)(2) of the Delaware General Corporation Law (the “DGCL”).

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Article III, Section 7 (Directors – Meetings). This section has been revised to provide that (i) special meetings of the Board may be called by the lead independent director of the Board (in addition to the current provision allowing for meetings to be called by the Chief Executive Officer or by the Secretary upon the written request of any two directors); (ii) notice of special Board meetings may be given by confirmed facsimile transmission or electronic mail (in addition to by telephone) at the director’s preferred point of contact then shown on the Company’s records; and (iii) notices for special Board meetings need not state the purpose of the meeting.

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Article III, Section 8 (Directors – Quorum and Conduct of Business). This section has been revised to clarify, consistent with Section 141(b) of the DGCL, that, at Board meetings where a quorum is present, all matters shall be determined by the affirmative vote of a majority of the directors present at the meeting.

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Article III, Section 10 (Directors – Action Without a Meeting). This section has been revised to clarify that the Board may take action by unanimous consent by electronic transmission, and not solely by writing.

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Article IV, Section 4 (Standing and Other Committees – Meetings). This section has been revised to specify that, at any Board committee meeting where a quorum is present, all matters shall be determined by the affirmative vote of a majority of the committee members present at the meeting.

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Article V, Sections 2, 3 and 6 (Officers). These sections have been revised to confirm expressly that the Chairman of the Board, the Vice Chairman of the Board and the Secretary have the power to sign stock certificates.

•	Article V, Section 8 (Officers – Election and Term). This section has been revised to confirm that any officer of the Company may be removed at any time, with or without cause, by the Board.

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Article VI, Section 1 (Miscellaneous – Certificates of Stock). This section has been revised to clarify that, in accordance with Delaware law, the Board must approve the issuance of uncertificated stock by resolution.

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Article VI, Section 5 (Miscellaneous – Fixing a Date For Determination of Stockholders of Record). This section now permits the Board, consistent with Delaware law, to elect to fix one record date for purposes of determining stockholders entitled to notice of a stockholder meeting and a different record date for determining stockholders entitled to vote at such meeting.

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Article VI, Section 9 (Miscellaneous – Notice and Waiver of Notice). This section has been revised to clarify that a waiver of notice of a meeting need not specify the business or purpose of the meeting for which the notice was waived.

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Article VI, Section 10 (Miscellaneous – Time Periods). This section was added in order to provide a method for counting days consistent with Delaware law in connection with the various notice provisions in the By-Laws.

•	Article VI, Section 11 (Miscellaneous – Facsimile Signatures). This section was added to clarify that facsimile signatures of officers of the Company may be used unless restricted by the Board.

•	Article VI, Section 12 (Miscellaneous – Severability). A severability provision was added to the By-Laws, where previously no such section existed.

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Article VII (Amendments). This article has been revised to clarify that that the By-Laws may be amended at a stockholder meeting by the affirmative vote of a majority of the “voting power” of the stock issued and outstanding and entitled to vote at the meeting. The words “voting power” were added in order to take into account any as converted voting rights that preferred stockholders might have in the future. This revision does not represent a change to the stockholder vote required to amend the By-Laws.

In addition, certain non-substantive language and conforming changes and other technical edits and updates were made to the By-Laws.

The preceding discussion of the amendments to the Company’s By-Laws is qualified in its entirety by the text of the Amended and Restated By-Laws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated By-Laws of Torchmark Corporation, as amended August 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: August 11, 2010	/S/ CAROL A. MCCOY
Carol A. McCoy,
Vice President, Associate Counsel and Secretary